Debt Investment Maturities (Detail) $ in Millions	Jun. 30, 2026 USD ($)
Adjusted Cost Basis
Due in one year or less	$ 28,764
Due after one year through five years	38,376
Due after five years through 10 years	3,493
Due after 10 years	1,537
Debt investments, Adjusted Cost Basis	72,170
Estimated Fair Value
Due in one year or less	28,697
Due after one year through five years	37,395
Due after five years through 10 years	3,586
Due after 10 years	1,406
Total	$ 71,084